UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 29, 2005

                                COMPUPRINT, INC.
             (Exact name of registrant as specified in its charter)

       NORTH CAROLINA             333-90272            56-1940918
(State or other jurisdiction     (Commission          (IRS Employer
      of incorporation)         File Number)       Identification No.)

              99 Park Avenue, 16th Floor, New York, New York 10016
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 286-9197

                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(d)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.313e-4(c)).

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Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant's Certifying Accountant.

(a)   Former Certifying Accountant.

Sherb & Co., LLP was the independent registered public accounting firm for CompuPrint, Inc. (the "Company") for the fiscal years ended December 31, 2003 and 2004.

On June 29, 2005, the Company notified Sherb & Co., LLP, that the Company is dismissing Sherb & Co., LLP as the Company's independent registered public accounting firm, effective as of that date.

The reports of Sherb & Co., LLP on the Company's financial statements for the fiscal years ended December 31, 2003 and 2004, when issued, contained no adverse opinion or disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope or accounting principle, except that the reports of Sherb & Co., LLP for the fiscal years ended December 31, 2003 and 2004 included a qualification in which Sherb & Co., LLP noted substantial doubt about the Company's ability to continue as a going concern.

The Company's decision to change its independent registered public accounting firm was recommended and approved by the Company's Board of Directors.

In connection with the audits of the fiscal years ended December 31, 2003 and 2004 and during the subsequent interim period through the date of dismissal, there were no disagreements between the Company and Sherb & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to its satisfaction, would have caused Sherb & Co., LLP to make reference to the subject matter of the disagreement in connection with its reports.

In connection with the audits of the fiscal years ended December 31, 2003 and 2004, and during the subsequent interim period through the date of dismissal, Sherb & Co., LLP did not advise the Company that:

      (1) internal controls necessary for the Company to develop reliable financial statements did not exist;

      (2) information had come to its attention that led it to no longer to be able to rely on the Company's management's representations or made it unwilling to be associated with the financial statements prepared by management;

      (3) there was a need to expand significantly the scope of its audit, or that information had come to its attention during such time periods that if further investigated might: (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report, or (ii) cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements.

The Company has authorized the Sherb & Co., LLP to respond fully to the inquires of the successor accountant concerning any matter.


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

(b)   New Certifying Accountant.

On June 29, 2005, the Company engaged Rosen Seymour Shapss Martin & Company LLP as the Company's independent registered public accounting firm.

The Board of Directors of the Company approved the selection of Rosen Seymour Shapss Martin & Company LLP as the Company's independent registered public accounting firm.

The Company did not previously consult with Rosen Seymour Shapss Martin & Company LLP regarding the application of accounting principles to a specific or completed transaction, or the type of audit opinion that might be rendered on the Company's financial statements.


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

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits

Exhibit Number             Description of Exhibit

16                         Letter on change in certifying accountant


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                COMPUPRINT, INC.


Date: July 5, 2005              By: /s/ Roman Rozenberg
                                   -----------------------------------------
                                    Roman Rozenberg, Chief Executive Officer




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